Exhibit 99(d)(3)

EXHIBIT A

Fund: Aggressive Investors 1 Fund (the “Fund”)
Fund Inception Date: 08/05/1994
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1)                                0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)           0.875% of the next $250,000,000 of such assets; and

(3)           0.85% of such assets over $500,000,000.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in the quarter. The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2002, the relevant five-year period would be from January 1, 1998 through December 31, 2002.

Calculation of Average Net Assets

Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2002 will be the last day’s net assets of November 2002, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter “Index” or “S&P 500 Index”) with dividends reinvested and will range from an annual rate of -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at an annualized rate of 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period).  The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual performance adjustment calculated shortly after the last day of the performance period rather than the amount accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2002, through December 31, 2002, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.30% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 1.80% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Aggressive Investors 2 Fund (the “Fund”)
Fund Inception Date: 10/31/2001
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1)                                0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)           0.875% of the next $250,000,000 of such assets;

(3)                                  0.85% of the next $500,000,000 of such assets; and

(4)                                  0.80% of such assets over $1,000,000,000.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in the quarter. The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2007, the relevant five-year period would be from January 1, 2003 through December 31, 2007.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2007 will be the last day’s net assets of November 2007, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter “Index” or “S&P 500 Index”) with dividends reinvested and will range from an annual rate of -0.30% to +0.30%. The Performance Adjustment Rate will be calculated at an annualized rate of 2.00% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 2.00% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period (0.30% divided by 15.00% = 2.00%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be 2.00% times the difference in returns, or 2.00% times (27.63% - 21.21%) = 0.13%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable was the Base Advisory Fee only.

(b) From October 1, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The Management Agreement provides a transaction period of thirty months, beginning March 30, 2005, during which the fee payable to the Adviser will be the lesser of the amount which would have been due after applying the performance adjustment under the previous management agreement (-0.70% to +0.70%) or the fee payable after applying the performance adjustment specified in the current management agreement (-0.30% to +0.30%).

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.   To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual performance adjustment calculated shortly after the last day of the performance period rather than the amount accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2007, through December 31, 2007, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.13% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 1.75% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Ultra-Small Company Fund (the “Fund”)
Fund Inception Date: 08/05/1994
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the following annual rate:

(1)                                0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)           0.875% of the next $250,000,000 of such assets; and

(3)           0.85% of such assets over $500,000,000.

However, during the period that the Ultra-Small Company Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net asset value shall be computed by adding the Fund’s total daily asset values less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 2.00% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Ultra-Small Company Market Fund (the “Fund”)
Fund Inception Date: 07/31/1997
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the annual rate of 0.50% of the value of the Fund’s average daily net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month.  The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.75% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Micro-Cap Limited Fund (the “Fund”)
Fund Inception Date: 06/30/1998
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

 (1)                             0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)           0.875% of the next $250,000,000 of such assets; and

(3)           0.85% of such assets over $500,000,000.

However, during any quarter that the Micro-Cap Limited Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the Advisory Fee is determined.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2005, the relevant five-year period would be from Monday, January 1, 2001 through Friday, December 30, 2005.

Calculation of Average Net Assets

Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2005 will be the last day’s net assets of November 2005, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereafter “Index”) and will range from an annual rate of -0.70% to +0.70%. Whereas the Index is not available until approximately two weeks after the close of the quarter, the Index will be estimated using the Russell 2000 Value Index as published on the last day of the quarter.  Any adjustments required between the estimated index and the actual results will be accrued in the subsequent period on the day the adjustment is determined.  The Performance

Adjustment Rate will be calculated at an annualized rate of 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 30, 2005.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

Performance Adjustments to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will estimate the Fund’s performance adjustment based on the Russell 2000 Value Index on or before the first business day after the end of each month to estimate the following month’s daily accrual.   This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day of each month.  Approximately two weeks after month end, the Fund’s Accountants will calculate the Fund’s performance adjustment based on the CRSP Cap-based Portfolio 9 Index and adjust the daily accrual.  The performance adjustment is paid based on the actual CRSP Cap-based Portfolio 9 Index performance adjustment rather than the amount accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.18% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 1.85% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Small-Cap Growth Fund (the “Fund”)
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.60% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 2000 Growth Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Small-Cap Value Fund (the “Fund”)
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.60% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 2000 Value Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the average daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to annualized rate of 0.02% (the Performance Adjustment Rate) times the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares  shall in no case exceed the maximum annual operating expense limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Large-Cap Growth Fund (the “Fund”)
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.50% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 1000 Growth Index as published after the close of the market on the last day of the Performance Period (the “Index”) and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.84% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Large-Cap Value Fund (the “Fund”)
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.50% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 1000 Value Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment Fee equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.84% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Blue Chip 35 Index Fund (the “Fund”)
Fund Inception Date: 07/31/1997
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the annual rate of 0.08% of the value of the Fund’s average daily net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.15% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Fund: Balanced Fund (the “Fund”)
Fund Inception Date: 06/30/2001
Effective Date of Exhibit: 06/07/2006

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the annual rate of 0.60% of the value of the Fund’s average daily net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net asset value shall be computed by adding the Fund’s total daily asset values less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum operating expense limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.